Exhibit 10.10

loan application

Application Form No.:
Credit information	The Comprehensive Credit Line Contract No. :		Credit Grant Customer Name:
	Financing types:	provide a loan
	Credit Grant Start Date:		Credit Grant End Date:
Credit amount:
Credit extension exposure amount:
Business contract information	contract NO:
Business information	Loan currency:		value of loan:
	Loan application date:		credit period (sky):
	Loan maturity date:		intended use of the loan:
	lending rate:	% (annualized)
Determination method of the loan interest rate:
The adjustment method of the loan interest rate :
	Fund withdrawal account:		Designated bank account number:
	Loan issuance account:		Repayment method:
Entrusted payment information	Whether the entrusted payment option:
Entrusted payment record 1
	Name of payee:		Bank of the payee:
	Receiver account:		Entrusted Amount paid: 1:
Entrusted payment record 2
	Name of payee:		Bank of the payee:
	Receiver account:		Entrusted Amount paid: 1:
Record of entrusted payment 3
	Name of payee:		Bank of the payee:
	Receiver account:		Entrusted Amount paid: 1:
Record of entrusted payment 4
	Name of payee:		Bank of the payee:
	Receiver account:		Entrusted Amount paid: 1:
Record of entrusted payment 5
	Name of payee:		Bank of the payee:
	Receiver account:		Entrusted Amount paid: 1:

Statement and Commitment:

1. This application is bound by the Comprehensive Credit Line Contract (see the application number for details) signed by the Company and the financing bank.

2. If the application is approved, the loan term, loan start date and loan amount involved in the loan under this application shall be subject to the accounting vouchers related to the actual loan issued by the financing bank. In the case of entrusted payment, the Company authorizes the financing bank to directly transfer the loan to the payee account recorded in this application through the Company account (the loan issuance account recorded in this application) at the time of loan issuance. The company will print the loan business related receipt through your bank as the accounting vouchers.

3. The “designated bank account” recorded in this application is the payment account determined by the Company to the financing bank and other possible expenses; since the time of this application, the Company irrevocably authorizes the financing bank to transfer the commission fees and other possible fee from the designated account, and the Company undertakes not to raise any objection.

4. If this application is approved / confirmed by the Financing Bank, the Company undertakes to be bound by the “Declaration and Commitment” of this application, and this application shall become a confirmation document of both parties accordingly. The adoption of this application is subject to the discretion of the Financing Bank; and without the failure, the Company does not have the right to require the Financing Bank to respond in any form.

Electronic signature of the applicant:
YTD